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                                                                   Exhibit 10.4


                                                                 BD&G LLP Draft
                                                                  July 11, 1996



                       XIONICS DOCUMENT TECHNOLOGIES, INC.

                         1996 Director Stock Option Plan


l.    Purpose.
      --------

      The Xionics Document Technologies, Inc. 1996 Director Stock Option Plan (the "Plan") has been adopted to assist in attracting and retaining non-employee members of the Corporation's Board of Directors and to foster alignment of their interests with those of stockholders of the Corporation. This Plan is intended to satisfy all of the conditions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

2.    Definitions.
      ------------

      As used herein, the following words or terms have the meanings set forth below:

      2.1 "Affiliate" means any business entity that is directly or indirectly controlled by the Corporation or any entity in which the Corporation has a significant equity interest, as determined by the senior legal officer of the Corporation.

      2.2  "Board of Directors" means the Board of Directors of the Corporation

      2.3 "Common Stock" means the Common Stock, par value $.01 per share, of the Corporation.

      2.4 "Compensation Committee" means the Compensation Committee of the Board of Directors.

      2.5 "Corporation" means Xionics Document Technologies, Inc., a corporation established under the laws of the State of Delaware.

      2.6  "Effective Date" has the meaning set forth in Section 3.

      2.7 "Fair Market Value," in the case of a share of Common Stock on a particular day, means the closing price of the Common Stock for that day as reported in the "NASDAQ National Market Issues" section of the Eastern Edition of THE WALL STREET JOURNAL, or if no prices are quoted for that day, for the last preceding day on which such prices of Common Stock are so quoted. In the event "NASDAQ National Market Issues" cease to be reported or the Common Stock to be included therein, the Compensation Committee shall select some other appropriate method for determining Fair Market Value.

      2.8 "Grant Date" means the business day immediately following the annual meeting of stockholders of the Corporation (or special meeting or written consent in lieu



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thereof), commencing with the first annual meeting of stockholders following the end of the Corporation's 1997 fiscal year.

      2.9 "Non-Employee Director" means as of any date a person who on such date is a director of the Corporation and is not an employee of the Corporation or any Affiliate. A director of the Corporation who is also an employee of the Corporation or any Affiliate shall become eligible to participate in the Plan upon termination of such employment.

      2.10 "Option" means a nonstatutory option to purchase Shares granted under the Plan, pursuant to Article 7.

      2.11 "Option Agreement" means an agreement between the Corporation and a Non-Employee Director, setting forth the terms and conditions of an Option, substantially in the form of Annex A hereto.

      2.12 "Option Price" means the price to be paid by an Option holder upon exercise of an Option.

      2.13 "Optionee" means a person eligible to receive an Option to whom an Option shall have been granted under the Plan, and any permitted transferee of such Option pursuant to Section 7.4.

      2.14  "Shares" means shares of Common Stock.

3.    Effective Date.
      ---------------

      The Plan shall become effective on July __, 1996 (the "Effective Date"), the date it was adopted by the Board of Directors, provided that the Plan is approved by the stockholders of the Corporation within one year after that date. Although Options may be granted before such stockholder approval, no Option may be exercised until such approval is obtained and any such Options will be null and void if such approval is not obtained by the first anniversary of the Effective Date.

4.    Administration.
      ---------------

      4.1 The Plan shall be administered by the Compensation Committee. Subject to the provisions set forth herein, the Compensation Committee shall have full authority to construe and interpret the terms of the Plan and to make all determinations and take all other actions necessary or advisable for the administration of the Plan. The Compensation Committee may delegate to one or more employees of the Corporation or any Affiliate the authority to perform administrative functions under the Plan.

      4.2 Any determinations or actions made or taken by the Compensation Committee pursuant to this Article shall be binding and final.




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5.    Shares Available for Options; Anti-Dilution Adjustments.
      --------------------------------------------------------

      5.1 The maximum number of Shares that may be issued under the Plan shall be 350,000, subject to adjustment in accordance with the provisions of Section
5.2. Any Shares subject to an Option which for any reason expires or is terminated unexercised as to such Shares may again be the subject of an Option. Shares delivered upon exercise of an Option under the Plan may consist in whole or in part of authorized but unissued Shares or treasury Shares.

      5.2 Pro rata adjustment shall be made in the maximum number of Shares subject to the Plan and to the number of Shares thereafter included in each Option grant to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Corporation. Pro rata adjustments shall be made in the number, kind and price of Shares covered by any outstanding Option hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and similar changes in the capital structure of the Corporation, or a merger, dissolution or reorganization of the Corporation, after the date the Option is granted, so that the Optionee is treated in a manner equivalent to that of holders of the underlying Common Stock.

6.    Eligibility.
      ------------

      Options shall be granted only to Non-Employee Directors, as provided in
Article 7.

7.    Option Grants.
      --------------

      7.1 ANNUAL GRANTS. On each Grant Date, each person who is then a Non-Employee Director shall receive an Option to purchase such number of Shares as is determined by the Compensation Committee.

      7.2 OPTION PRICE, EXERCISABILITY AND TERM. The Option Price for each Option shall be the Fair Market Value on the Grant Date. Each Option shall become exercisable in full on the first anniversary of the Grant Date, PROVIDED, HOWEVER, that in the event any Optionee ceases to be a director of the Corporation after the Grant Date of an Option and before such anniversary, by reason of death or for any other reason except the resignation of that director prior to the normal expiration of his or her term (a "Resignation"), such exercisability shall be accelerated so that such Option shall become exercisable in full as of the date of such cessation. No Option shall be exercisable later than ten years after the Grant Date. Each Optionee shall enter into an agreement with the Corporation with respect thereto substantially in the form of the Option Agreement.

      7.3 TERMINATION OF OPTIONS. Any Option shall terminate and may no longer be exercised on the tenth anniversary of its Grant Date, or prior thereto (i) in the event of the Optionee's Resignation before the first anniversary of the Grant Date, or (ii) if the Optionee dies before such tenth anniversary, in accordance with the following sentence. If the Optionee dies at a time when he or she might have exercised an Option, then his or her



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estate, personal representative or beneficiary to whom it has been transferred pursuant to Section 7.4 may at any time prior to the tenth anniversary of its Grant Date and within a period of one year after the Optionee's death, but not thereafter, exercise the Option to the extent the Optionee might have exercised it at the time of death.

      7.4 RESTRICTIONS ON TRANSFERABILITY. Options shall be transferable by the Optionee by will or the laws of descent and distribution. Otherwise, Options shall be transferable only if such transfer is permitted by the Compensation Committee in its discretion. The foregoing restriction shall not, however, preclude the Optionee from effecting "cashless" exercise of an Option, in accordance with and as described in Section 7.5(ii).

      7.5   Notice of Exercise and Payment.
            -------------------------------

            (i) An exercisable Option may be exercised in whole or in part. An Option shall be exercisable only by delivery of a written notice to the Corporation's Treasurer or Secretary, specifying the number of Shares for which it is exercised. If the Shares are not at that time effectively registered under the Securities Act of 1933, as amended, the Optionee shall include with such notice a letter, in form and substance satisfactory to the Corporation, confirming that the Shares are being purchased for the Optionee's own account for investment and not with a view to distribution. Payment shall be made in full at the time the Option is exercised, by cash or check, except as otherwise permitted by Section 7.5(ii) below.

            (ii) In lieu of payment by cash or check accompanying the written notice of exercise as described in Section 7.5(i), an Optionee may, unless prohibited by applicable law, elect to effect payment by including with the written notice referred to in Section 7.5(i) irrevocable instructions to deliver for sale to a registered securities broker acceptable to the Corporation a number of the Shares subject to the Option being exercised sufficient, after brokerage commissions, to cover the aggregate exercise price of such Option and, if the Optionee further elects, the Optionee's withholding obligations with respect to such exercise referred to in
      Section 7.7, together with irrevocable instructions to such broker to sell such Shares and to remit directly to the Corporation such aggregate exercise price and, if the Optionee has so elected, the amount of such withholding obligation. The Corporation shall not be required to deliver to such securities broker any stock certificate for such Shares until it has received from the broker such exercise price and, if the Optionee has so elected, such withholding obligation amount.

      7.6 NO RIGHTS AS SHAREHOLDER. No Optionee shall have any rights as a shareholder or any claim to dividends paid with respect to any Shares to which the Option relates until the date such Shares are issued to him or her.

      7.7 WITHHOLDING TAXES. The Corporation's obligation to deliver Shares upon exercise of an Option shall be subject to the Optionee's satisfaction of all applicable federal,



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state and local income and employment tax withholding obligations. The Optionee shall satisfy such obligations by making a payment of the requisite amount in cash or by check, unless the Optionee has elected to effect such payment through a "cashless" exercise in accordance with Section 7.5(ii).

8.    Duration
      --------

      This Plan shall terminate (i) ten years from the Effective Date, (ii) on September 30, 1996, if the Corporation has not consummated its initial public offering of Common Stock prior to such time, or (iii) pursuant to Section 9.2, and no Options shall be granted thereafter.

9.    General Provisions.
      -------------------

      9.1 NO RIGHT TO SERVICE. Participating in the Plan does not constitute a guarantee or contract of service as a director.

      9.2 AMENDMENT AND TERMINATION. The Board of Directors may amend, suspend or terminate the Plan or any portion thereof at any time; PROVIDED, HOWEVER, that no such amendment, suspension or termination shall adversely affect or impair any then outstanding Option without the consent of the Optionee.

      9.3 REGISTRATION OF SHARES. Nothing in the Plan shall be construed to require the Corporation to register under the Securities Act of 1933, as amended, any Options or Shares subject to Options.

      9.4 GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of The Commonwealth of Massachusetts.





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                                                                        ANNEX A
                                                                        -------


                       XIONICS DOCUMENT TECHNOLOGIES, INC.

                 NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
                 --------------------------------------------

  UNDER THE XIONICS DOCUMENT TECHNOLOGIES, INC. 1996 DIRECTOR STOCK OPTION PLAN
  -----------------------------------------------------------------------------

     Xionics Document Technologies, Inc. (the "Company") hereby grants, effective [________] (the "Grant Date"), to [_________] (the "Optionee") an option (the "Director Option") to purchase a maximum of __________ shares of its Common Stock, $.01 par value per share (the "Common Stock"), at a price of $[______] per share, subject to the following:

     1. RELATIONSHIP TO PLAN. This Director Option is granted pursuant to
Section 7 of the Company's 1996 Director Stock Option Plan (the "Plan"), and is in all respects subject to the terms, conditions and definitions of the Plan, which shall be administered by the Compensation Committee of the Company's Board of Directors (the "Compensation Committee") pursuant to the terms of the Plan. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Plan. The Optionee hereby accepts this Director Option subject to all the terms and provisions of the Plan (including, without limitation, provisions relating to expiration of this Director Option and adjustment of the number of shares subject to this Director Option and the exercise price therefor). The Optionee further agrees that all decisions under and interpretations of the Plan by the Compensation Committee shall be final, binding and conclusive upon the Optionee and his heirs.

     2. VESTING AND TERM. This Director Option shall become exercisable in full on the one-year anniversary of the Grant Date. This Director Option will remain exercisable until the tenth (10th) anniversary of the Grant Date, unless the Director Option has earlier terminated in accordance with the provisions of the Plan.

     3. METHODS OF EXERCISE. This Director Option shall be exercisable by a written notice in the form described under Section 7.5 of the Plan. The notice shall be accompanied either by cash, personal check equal to the option price or instructions as to payment in shares of Common Stock pursuant to Section 7.5(ii) of the Plan.

     4. ADJUSTMENT OF NUMBER OF SHARES. In the event of any stock dividend payable in Common Stock or any split-up or contraction in the number of shares of Common Stock occurring after the date of this Agreement and prior to the exercise in full of this Director Option, the number of shares for which this Director Option may thereafter be exercised shall be proportionately adjusted. In case of any reclassification or change of outstanding shares of Common Stock, shares of stock or other securities equivalent in kind and value to those shares which a holder would have received if he or she had held the full



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number of shares of Common Stock subject to this Director Option immediately prior to such reclassification or change and had continued to hold those shares (together with all other shares, stock and securities thereafter issued in respect thereof) to the time of exercise of this Director Option shall thereupon be subject to this Director Option. In case of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole, this Director Option shall terminate and, to the extent that the value of the shares of stock, other securities or cash which a stockholder is entitled to receive for one share of Common Stock in connection with such transaction exceeds the option price of this Director Option, the Optionee shall be entitled to receive either cash or shares of stock or other securities equivalent in kind to the cash or those shares which a holder would have received if he or she had exercised this Director Option and held the number of shares of the Common Stock upon such exercise immediately prior to such consolidation, merger, sale or conveyance and with a value equal to such excess amount multiplied by the number of shares he or she would have received if he or she so exercised this Director Option at such time. Further, upon dissolution or liquidation of the Company, this Director Option shall terminate, but the Optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise this Director Option to the full extent not theretofore exercised. No fraction of a share shall be purchasable or deliverable, but in the event any adjustment of the number of shares covered by this Director Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

     5. GENERAL. This Agreement shall be construed as a contract under seal in accordance with the laws of The Commonwealth of Massachusetts. It shall bind and, subject to the terms of the Plan, benefit the parties and their respective successors, assigns and legal representatives.

      IN WITNESS WHEREOF, the Company and the Optionee have caused this agreement to be executed on the date first written above.


                                  XIONICS DOCUMENT TECHNOLOGIES, INC.


                                  By:
                                     -----------------------------------


                                  --------------------------------------
                                  Optionee